American Beacon Global Real Estate Fund

Supplement dated February 10, 2011
to the

Y Class and Investor Class
Prospectus dated March 1, 2010

C Class and Institutional Class
Prospectus dated September 1, 2010
(as Supplemented December 30, 2010)

A Class
Prospectus dated May 17, 2010

On February 10, 2011, the Board of Trustees (the “Board”) of American Beacon Funds (the “Trust”) approved a plan to liquidate and terminate the American Beacon Global Real Estate Fund (the “Fund”), upon recommendation by American Beacon Advisors, Inc. (“Manager”), the manager to the Fund.  Due to the redemption of substantially all assets of the Fund, the Manager does not believe that it can continue to conduct the Fund’s business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

Effective February 11, 2011, in anticipation of the liquidation, the Fund will stop accepting purchases and exchanges into the Fund.  After such date, CB Richard Ellis Global Real Estate Securities, LLC, the Fund’s Sub-Adviser, will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will no longer be pursuing its investment objective.  On or about March 15, 2011 (the “Liquidation Date”), the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.  These distributions are taxable events.  Once the distribution is complete, the Fund will terminate.

Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of another American Beacon Fund.  You also may redeem your shares of the Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.

In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and net capital gain in advance of its regular distribution schedule.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-658-5811, Option 1.

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